UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 13, 2007
Stanley-Martin Communities, LLC
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-130488 (Commission File Number)	03-0410135 (I.R.S. Employer Identification No.)

11111 Sunset Hills Road, Suite 200 (Address of Principal Executive Offices)	20190 (Zip Code)
(703) 964-5000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On June 13, 2007 Michael I. Roman resigned as the Company’s Chief Financial Officer, which resignation shall be effective as of June 29, 2007. Steven B. Alloy, President and Chief Executive Officer, will act as interim Chief Financial Officer while the Company seeks a replacement Chief Financial Officer.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1 Press Release issued dated June 18, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY-MARTIN COMMUNITIES, LLC
Date: June 18, 2007	By:	/s/ Steven B. Alloy
Steven B. Alloy
President and Chief Executive Officer